UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported: February 13, 2004.

                                    CBQ, INC.
             (Exact name of registrant as specified in its charter)


Colorado                 33-4707-NY                84-1047159
(State or other        (Commission File No.) (I.R.S. Employer ID)
jurisdiction of
incorporation)


               12535 Orange Drive, Suite 613, Davie, Florida 33330 (Address of principal executive offices) (Zip Code)


                                 (954) 474-0224
                         (Registrant's telephone number
                              including area code)


          (Former name or former address, if changed since last report)

     ======================================================================

ITEM 5. OTHER EVENTS

Ms. Cora Yun Wong was appointed to the Board of Directors of CBQ, Inc. ("CBQ" or the "Company") on February 16, 2004.

CBQ, Inc. does not intend for Exhibit 99.1 to this Form 8-K report to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

The current directors of the CBQ, Inc. Board of Directors are: Howard Ullman, Chairman and CEO of CBQ, Inc., Cora Yun Wong, outside director; Jeffrey Postal, outside director; and Laurie Holtz, outside director.

Exhibit
Number        Description of Exhibits

99.1           February 18, 2004 Press Release re: Cora Yun Wong
              appointed as a director.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CBQ, Inc.


Date:   February 18, 2004               By:  /s/ Howard Ullman
                                        Howard Ullman, Chief Executive
                                        Officer



                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibits
-----         --------------------------------------------------------

Ex.  99.1     February 18, 2004 Press Release by CBQ, Inc.

                                                                    Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE                                   CONTACT:  HOWARD ULLMAN
                                                                   CBQ, INC. CEO
February 18, 2004                                                   954-474-0224
                                                                         e-mail:

CORA YUN WONG, EXPERIENCED CHINESE BUSINESS DEVELOPMENT EXECUTIVE, JOINS CBQ, INC. BOARD OF DIRECTORS


DAVIE, FL. CBQ, Inc., a Colorado corporation (OTCBB SYMBOL: CBQI)announced today that Cora Yun Wong, an experienced business development advisor to governmental agencies and industrial concerns in the People's Republic of China (PRC) and to major U.S. corporations seeking business operations and strategic relationships in the PRC, has joined the CBQ Board of Directors, effective 16 February 2004.

The appointment of Ms. Wong furthers the current business strategy of CBQ to exploit commerce between the U.S. and China and to expand its business through acquisitions in its core industry and internal growth. Ms. Wong brings an impressive track record of identifying and realizing business opportunities in the PRC for American companies and in identifying sources of funding.

Her experience includes assisting her uncle, a former Vice Premier of the PRC, in raising $200 million from a major U.S. foundation for scholarships for Chinese students studying in the U.S., advising the PRC's Hubei Provincial Development and Planning Commission on establishing natural gas pipelines from Xiangjiang to Shanghai, and advising Hongtu Group in transitioning its core business from manufacturing to software development and related services, which assistance included Ms. Wong facilitating a strategic partnership with one of India's largest software development groups.

She is also a Vice President of Integrated Partners, a Denver-based company engaged in financial services and a Managing Director of IICC, Houston-based company engaged in financial services.

Business of CBQ

CBQ is a global trading company engaged in product development, manufacturing, distribution, logistics, and product placement into mass retail. The company holds rights to and sells products to importers, theme parks and ships directs to retailers worldwide. By establishing relationships with various governmental agencies, public and private institutions, and private industries in China, CBQ aims to play a key role in assisting US companies that desire to move production into or investments in China as well as helping Chinese firms grow through US distribution and financial support. In addition, the company is seeking to acquire and invest in innovative products, services, or technology companies.



Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release, which are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by the forward-looking statements. Such risks include trade disputes between the U.S. and PRC, a decline in the expansion of China's economy, the impact of diseases like SARS on international trade, the presence of competitors of CBQ in the U.S.-China arena, which competitors have considerably greater resources than CBQ, the ability of U.S. companies or Chinese companies to deal directly with one another rather than using trading companies like CBQ and other risks that are beyond CBQ's control. These and other risks and uncertainties are described in CBQ, Inc.'s current future and current Securities and Exchange Commission filings."
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